Exhibit 10.1

AMENDMENT LETTER NO.5

Globalstar, Inc. (the “Borrower”)
461 South Milpitas Blvd.
Milpitas
CA 95035
United States of America
Attention: James Monroe III

16 March 2011

Dear Sirs,

Facility Agreement dated 5 June 2009 between the Borrower, BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank and Crédit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in Schedule 1 thereto as the Original Lenders as amended pursuant to the Amendment Letters (as defined below) (the “Facility Agreement”).

1.           Introduction

(a)           We refer to:

(i)           the Facility Agreement;

(ii)	the first amendment letter to the Facility Agreement dated 29 June 2009 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(iii)	the second amendment letter to the Facility Agreement dated 9 April 2010 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(iv)
the third amendment letter to the Facility Agreement dated 28 October 2010 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement (“Amendment Letter No. 3”); and

(v)	the fourth amendment letter to the Facility Agreement dated 22 December 2010 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement,

such letters referred to in paragraphs (a)(ii) to (v) (inclusive), together the “Amendment Letters”.

(b)	In this Letter, “US Licence” means the licence with Call Sign S2115 and file numbers SAT-MOD-20080904-00165 and SAT-AMD-20091221-00147.

(c)	Terms and expressions defined in the Facility Agreement shall, unless the context otherwise requires, have the same meaning when used in this letter (the “Letter”).

(d)	We write to you in our capacity as COFACE Agent under the Facility Agreement.

2.	Waiver of Amendment Letter No.3

(a)	We refer to clause 4(b) (US Licence) of Amendment Letter No.3.

(b)
Subject to the terms of this Letter, the Lenders agree to waive the obligation of the Borrower to deliver to the COFACE Agent, in form and substance satisfactory to the COFACE Agent, a certified copy of the US Licence (or such other Authorisation in substitution for such licence) not later than 28 February 2011 provided that:

(i)	the Borrower shall deliver to the COFACE Agent:

(A)	promptly following receipt thereof; and

(B)	by no later than 31 March 2011,

in form and substance satisfactory to the COFACE Agent, a certified copy of a special temporary authority granted by the FCC which licences the Borrower to commercially operate its ground stations in connection with its existing and future satellites in the United States of America for a period of no less than ninety (90) days (the “Initial Special Temporary Authority”); and

(ii)	the Borrower shall:

(A)
obtain from the FCC the renewal and/or replacement of the Initial Special Temporary Authority (on terms no less favourable than those of the Initial Special Temporary Authority), for the period from the expiry of the Initial Special Temporary Authority until the COFACE Agent shall have received a certified copy of the US Licence, in form and substance satisfactory to it; and

(B)	promptly following receipt thereof, deliver to the COFACE Agent a certified copy of any such renewal or replacement Initial Special Temporary Authority.

(c)	If either:

(i)	a certified copy of the Initial Special Temporary Authority is not delivered to the COFACE Agent on or before 31 March 2011; or

(ii)	a certified copy of any renewal or replacement of the Initial Special Temporary Authority (as required pursuant to paragraph (ii) above),

is not, in each case, delivered to the COFACE Agent prior to the receipt of a certified copy of the US Licence by the COFACE Agent, then the waiver referred to in Clause 2(b) shall immediately end and the Lenders may exercise their rights and remedies under the Finance Documents in connection with the breach of the Borrower’s obligations under clause 4(b) (US Licence) of Amendment Letter No. 3 (including, without limitation, their rights under clause 24 (Remedies upon an Event of Default) of the Facility Agreement).

3.           US Licence

The Borrower shall deliver to the COFACE Agent a certified copy of the US Licence, in form and substance satisfactory to the COFACE Agent, promptly following receipt thereof, and in any event not later than the earlier of:

(a)	15 September 2011; and

(b)	the expiry of:

(i)	the Initial Special Temporary Authority; or

(ii)	any renewal or replacement Initial Special Temporary Authority referred to in Clause 2(b)(ii) (Waiver of Amendment Letter No.3) above.

4.           Information Undertaking

The Borrower shall deliver to the COFACE Agent:

(a)
twice per calendar month on the 1st and 15th of each month (or if such dates are not working days in the place of incorporation of the Borrower, on the immediately preceding working day) and for the first time on 1st April 2011, a written report (in form and substance satisfactory to the COFACE Agent) regarding the status of the US Licence; and

(b)
promptly upon request, such further information regarding the status of the US Licence (including any requested amplification or explanation with respect to the status of the application for the US Licence) as any Finance Party or COFACE (through the COFACE Agent) may request.

5.           Default

Any failure by the Borrower to comply with this Letter shall constitute an Event of Default pursuant to clause 23.3 (Other Obligations) of the Facility Agreement.

6.           Reservation of Rights

Nothing in this Letter shall constitute or be deemed to constitute a waiver of the rights of any Finance Party under any of the Finance Documents or any amendment of the Finance Documents except as expressly set out in Clauses 2 (Waiver of Amendment Letter No.3), 3 (US Licence), 4 (Information Undertaking) and 5 (Default) above.

7.           Terms Incorporated

The provisions of the following clauses of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to “this Agreement” being construed as references to this Letter: clause 35 (Partial Invalidity), clause 38 (Counterparts), clause 39 (Governing Law) and clause 40 (Enforcement).

8.           Finance Document

This Letter shall constitute a Finance Document.

9.           Confirmation

Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this Letter; and

(b)
notwithstanding this Letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not released, discharged or otherwise impaired by this Letter.

10.           Third Parties Rights

A person who is not a party to this Letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

We should be grateful if you would sign and return to us the enclosed copy of this Letter by way of your acknowledgement and acceptance of the contents of this Letter.

Yours faithfully,

/s/ Fabrice Pruvost     /s/ E. Galzy
For and on behalf of
BNP Paribas
as the COFACE Agent

/s/ Fabrice Pruvost /s/ E. Galzy …………………………… BNP Paribas as Lender	/s/ Didier Tangley …………………………………… Société Générale as Lender
/s/ Arnaud Sarret /s/ Nelly Serkisian …………………………………… Natixis as Lender	/s/ Pascale Arnaud …………………………………… Crédit Agricole Corporate and Investment Bank as Lender
/s/ Michêle Patri /s/ Jaques-Philippe Menville …………………………………… Crédit Industriel et Commercial as Lender

Acknowledged and agreed For and on behalf of Globalstar, Inc. as Borrower /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011	Acknowledged and agreed For and on behalf of Thermo Funding Company LLC as Obligor /s/ James Monroe III By: James Monroe III Title: Manager Date: 16 March 2011
Acknowledged and agreed For and on behalf of GSSI, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011	Acknowledged and agreed For and on behalf of Globalstar Security Services, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011
Acknowledged and agreed For and on behalf of Globalstar C, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011	Acknowledged and agreed For and on behalf of Globalstar USA, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011

Acknowledged and agreed For and on behalf of Globalstar Leasing LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011	Acknowledged and agreed For and on behalf of Spot LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011
Acknowledged and agreed For and on behalf of ATSS Canada, Inc. as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011	Acknowledged and agreed For and on behalf of Globalstar Brazil Holdings, L.P. as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011
Acknowledged and agreed For and on behalf of GCL Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011	Acknowledged and agreed For and on behalf of GUSA Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011
Acknowledged and agreed For and on behalf of Globalstar Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 16 March 2011